UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 9, 2013 (December 4, 2013)

Adaptive Medias, Inc.

(Exact name of registrant as specified in its charter)

000-54074

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

23 Mauchly Suite 106

Irvine, CA 92618

(Address of principal executive offices)

949-679-0792

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

Effective December 4, 2013 (the “Effective Date”), Adaptive Medias, Inc., a Nevada corporation (“we” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby the Company’s wholly owned subsidiary, Ember Acquisition Co., Inc., a Delaware corporation, merged with and into Ember, Inc., a Delaware corporation (“Ember”) (the “Merger”). On December 4, 2013, the parties executed all documents and filed the Certificate of Merger with the Delaware Secretary of State. Upon consummation of the Merger, the Ember shareholders were issued 7,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company, constituting approximately 5.3% of the outstanding stock of the Company. The current shareholders will retain the remaining 94.7% of the currently issued and outstanding stock of Company. Specifically, each Ember share was converted into the right to receive 0.97154848 shares of Company Common Stock. The Merger caused Ember to become a wholly owned subsidiary of the Company. The Merger was subject to customary closing conditions.

No change to the Company’s Board of Directors (the “Board”) occurred as a result of the Merger. The Merger, the Merger Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of the Company, Ember and the Merger Sub. After the execution and delivery of the Merger Agreement by the parties thereto, holders of the requisite number of shares of outstanding capital stock of Ember approved the Merger, the Merger Agreement and the transactions contemplated thereby. Approval by the Company’s stockholders is not required.

The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Employment Agreements

On the Effective Date, we entered into employment agreements (the “Employment Agreements”) with Nicolas Borensztein and Damian Ancukiewicz (the “Employees”), whereby each agreed to serve as our Vice President of Engineering and Chief Architect, respectively, for a period of two (2) years, subject to renewal (the “Term”), in consideration for an annual salary of $90,000 for the first year and $120,000 for the second year, as well as 423,849 and 423,850 shares, respectively, of Common Stock and options to purchase up to 1,000,000 shares of Common Stock at an exercise price of $0.08. The options shall vest in nine (9) equal installments (subject to rounding), with the option to purchase 111,112 shares vesting on the Effective Date and the option to purchase 111,111 shares vesting on the first business day of the following eight (8) quarters thereafter. During the Term, the Employees shall also be entitled to (i) RSUs (as defined in the Company’s 2010 Stock Incentive Plan) to purchase up to an additional 1,000,000 shares of Common Stock of the Company, vesting in equal installments quarterly over the Term (the “Restricted Stock Options”); and (ii) 1% of the gross revenues that flow through the Ember platform between November 1, 2013 and October 31, 2015, capped at 100% of the Employee’s annual salary then in effect (the “Revenue Share”). This Revenue Share shall be paid in cash, quarterly, within forty-five (45) days from the end of each calendar quarter.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Employment Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Following the closing of the Merger, there were approximately 142,143,163 shares of our Common Stock issued and outstanding.

The shares of our Common Stock issued to the Ember shareholders in connection with the Merger were not registered under the Securities Act, and were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder. Certificates representing these shares will contain a legend stating the restrictions applicable to such shares.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02   Compensatory Arrangement for Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On December 4, 2013, the Board approved an amendment (the “Plan Amendment”) to the Company’s 2010 Amended and Restated 2010 Stock Incentive Plan (the “Plan”), subject to shareholder approval, to reflect the new corporate name as “Adaptive Medias, Inc.” and to increase the number of shares authorized to be issued under the Plan from 15,000,000 to 30,000,000.

The foregoing description of the terms of the Plan Amendment is qualified in its entirety by the full text of the Plan Amendment, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The financial statements required by this Item are not included in this initial Current Report and will be filed by amendment of this Current Report within seventy-five (75) days following the Effective Date, if and to the extent required pursuant to the terms of the Merger under the rules of the Securities and Exchange Commission (the “Commission”). In the event that it is determined that such financial statements are not required, we will file an amendment to this Form 8-K so stating.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item is not included in this initial Current Report and will be filed by amendment of this Current Report within seventy-five (75) days following the Effective Date, if and to the extent the Company deems required pursuant to the terms of the Merger under the rules of the Commission. In the event that it is determined that such pro forma financial information is not required, we will file an amendment to this Form 8-K so stating.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

10.1 Agreement and Plan of Merger

10.2 Form of Employment Agreement

10.3 Plan Amendment

10.4 Press Release dated December 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2013	ADAPTIVE MEDIAS, INC.

/s/ Qayed Shareef
Qayed Shareef Chief Executive Officer